(in form of certificate, two-sided)

                INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Number_________                                Shares _________

                                               CUSIP NO. 835915 10 9

SOURCE ONE, INCORPORATED

25,000,000 Authorized Shares
$.001 Par Value
Non-Assessable

THIS CERTIFIES THAT_____________________________________________________
IS THE RECORD HOLDER OF _______________________ Shares of SOURCE ONE, INCORPORATED Common Stock transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:___________________

(seal as follows: "Source One, Incorporated, Corporate Seal, Nevada")

/s/ SANDRA RAMIREZ                            /s/ MIGNON M. CARDENAS
    Secretary                                     President

Countersigned and Registered
Silver State Registrar
P.O. Box 17985 Salt Lake City, Utah 84117
By:____________________________________
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties       (Cust) (Minor)
JT TEN - as joint tenants with right of      under Uniform Gifts to Minors
survivorship and not as tenants              Act
in common                                         (State)

Additional abbreviations may also be used though not in the above list.

For value received,________________ hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee
______________________

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(Please print or typewrite name and address, including zip code, of assignee)
____________________________________________________________________________
____________________________________________________________________________
_____________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated______________________

____________________________________________________
NOTICE: Signature must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the Securities Transfer Agents Medallion Program (STAMP) under rules promulgated by the U.S. Securities and Exchange Commission.